Summary Prospectus May 1, 2012

Class I and P Shares

International Value Portfolio

This summary prospectus is intended for use in connection with variable life insurance policies and variable annuity contracts issued by Pacific Life Insurance Company (Pacific Life) and Pacific Life & Annuity Company (PL&A) and is not intended for use by other investors.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund, and the portfolio and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.pacificlife.com/PacificSelectFund.htm. You can also obtain this information at no cost by sending an email request to PSFdocumentrequest@pacificlife.com or by calling:

Pacific Life Annuity Contract Owners:	1-800-722-4448	(6 a.m. – 5 p.m. Pacific time)
Pacific Life Annuity Financial Professionals:	1-800-722-2333	(6 a.m. – 5 p.m. Pacific time)
Pacific Life Insurance Policy Owners:	1-800-347-7787	(5 a.m. – 5 p.m. Pacific time)
PL&A Annuity Contract Owners:	1-800-748-6907	(6 a.m. – 5 p.m. Pacific time)
PL&A Life Insurance Policy Owners:	1-888-595-6997	(5 a.m. – 5 p.m. Pacific time)

The current Fund prospectus and statement of additional information, both dated May 1, 2012, are incorporated by reference into this summary prospectus.

Investment goal
This portfolio seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management fee	0.65	0.65

Service fee	0.20	0.00

Other expenses	0.05	0.05

Total annual operating expenses	0.90	0.70

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	Class I	Class P
1 year	$92	$72

3 years	$287	$224

5 years	$498	$390

10 years	$1,108	$871

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual fund operating expenses or in the Examples, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 65.56% of the average value of the portfolio.

Principal investment strategies
This portfolio invests primarily in a diversified portfolio of equity securities of relatively large non-U.S. companies that the manager believes to be undervalued. The market capitalizations of the portfolio holdings are generally those in the range of companies represented in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index. As of December 31, 2011, the market capitalization range for the MSCI EAFE Index was approximately $963.36 million to $241.41 billion. Equity securities in which the portfolio principally invests are common stocks. The portfolio may invest in American Depositary Receipts (ADRs).

Under normal conditions, the portfolio generally expects to invest in at least 10 different non-U.S. countries and in a range of 60 to 90 companies.

The portfolio may invest a relatively high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region.

The manager may sell a holding when it appreciates to a stated target, it fails to perform as expected or other opportunities appear more attractive.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment goal, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment goals or relative to its benchmark.

•	Currency Risk: Securities denominated in foreign currencies may be affected by changes in rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

•	Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

•	Geographic Concentration Risk: Concentrating investments in a single country, a limited number of countries, or a particular geographic region makes the portfolio more susceptible to adverse economic, political, social, regulatory and other developments in that country, countries or region.

•	Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management,

performance, financial leverage and reduced demand for the issuer’s goods or services.

•	Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to the risks of equity securities. In exchange for this potentially lower risk, the portfolio’s value may not rise as much as the value of a portfolio that emphasizes companies with smaller market capitalizations.

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer.

•	Redemption Risk: Because the portfolio may serve as an Underlying Portfolio of the Portfolio Optimization Portfolios and thus a significant percentage of its outstanding shares may be held by the Portfolio Optimization Portfolios, a change in asset allocation by a Portfolio Optimization Portfolio could result in large redemptions out of the portfolio, causing potential increases in expenses to the portfolio and sale of securities in a short timeframe, which could negatively impact performance.

•	Value Companies Risk: Value companies are those that are thought to be undervalued and that a company’s stock is trading for less than its intrinsic value. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing changes in the performance of the portfolio’s Class I shares from year to year and showing how the portfolio’s Class I returns compare to a broad-based market index. Class P shares do not have a full calendar year of performance and thus, their performance is not included in the table below. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2009: 26.77%; 4th quarter 2008: (24.44%)

Average annual total return
as of December 31, 2011	1 year	5 years	10 years

International Value Portfolio – Class I	(12.90%)	(8.70%)	1.11%
MSCI EAFE Index (reflects no deductions for fees or expenses)	(12.14%)	(4.72%)	4.67%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – J.P. Morgan Investment Management Inc. The primary person responsible for day-to-day management of the portfolio is:

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

Gerd Woort-Menker, CFA, Managing Director	Since 2011

Purchase and sale of shares
Class I shares of the portfolio are offered at NAV and are available only as underlying investment options for variable life insurance and variable annuity products (variable products) issued by Pacific Life and PL&A. You do not buy, sell or exchange shares of the portfolios – you choose investment options through your variable product. The insurance companies then invest in the portfolios if you choose them as investment options, and redeem shares of the portfolios if you choose to decrease those investment options. Any minimum initial or subsequent investment requirements and procedures for purchase or redemption of shares of the portfolios that apply to your variable product should be described in the prospectus for the variable product. Class P shares of the portfolio are only available to the Pacific Dynamix Portfolios and Portfolio Optimization Portfolios.

Tax information
Because the only shareholders of the portfolios are the insurance companies offering the variable products or the Pacific Dynamix and Portfolio Optimization Portfolios, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchasers of a variable product are described in the prospectus for the variable product.

Payments to broker-dealers and other financial intermediaries
Pacific Select Distributors, Inc. (PSD), the Distributor for the portfolios and for the variable products, pays commissions and related compensation to the broker-dealers or other financial intermediaries that sell the variable products. Class I shares of the portfolios pay a service fee to PSD that can be used for a part of these payments. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the variable contract and the portfolios over another investment. Ask your salesperson for more information. Class P shares, which are only available to the Pacific Dynamix Portfolios and Portfolio Optimization Portfolios, do not pay a service fee to PSD.